Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Third Amendment to Amended and Restated Credit Agreement (the “Amendment”) is made as of this 8th day of August, 2018, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each of the Lenders (the “Lenders”) party to the Amended and Restated Credit Agreement (as defined below) as of the date hereof.
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 20, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 12, 2016 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 18, 2018 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and
WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.
NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:
1.The definition of “Change in Control” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Parent by any Person or group; (d) the replacement, removal or resignation of Griffin Capital Corporation or an Affiliate thereof as asset manager and advisor to the Borrower, any UAP Property Owner and the Parent, or (e) the failure of the OP to own, directly or indirectly, free and clear of any Liens, 100% of the ownership interests in each UAP Property Owner.
2.    The definition of “Core Funds from Operations” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“Core Funds from Operations” means for a given period, Parent’s net income (or loss) determined on a consolidated basis in accordance with GAAP (unless otherwise indicated herein) for such period (after payment of any amounts by the Borrower under the 2018 Preferred Documents), excluding gains or losses from extraordinary items, impairment and other non-cash charges, acquisition fees and related expenses, plus real estate depreciation and amortization. Core Funds from Operations will be adjusted for (i) unconsolidated entities to reflect funds from operations on the same basis, (ii) the impact of straight-lining of rents, (iii) the amortization of intangibles associated with the amortization of above or below market rents, pursuant to ASC 805 (formerly FASB 141) and calculation of interest expense in accordance with FBS APB 14-1.
3.    The definition of “Fixed Charge Coverage Ratio” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“Fixed Charge Coverage Ratio” means the ratio of, for the Parent, the Borrower and their Subsidiaries on a consolidated basis(without duplication) (a) the sum of Adjusted EBITDA for the immediately preceding calendar quarter; to (b) all of the principal due and payable and principal paid on the Indebtedness (other than amounts paid in connection with balloon maturities), plus all Interest Expense, plus the aggregate of all cash dividends payable on any preferred stock (including any paid under the 2018 Preferred Documents).
4.    The definition of “Indebtedness” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including mandatorily redeemable preferred stock, provided, however, that the Series A Preferred Stock (as defined in the 2018 Preferred Documents), shall not be deemed Indebtedness (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others (excluding non-recourse carve-out guarantees until such time as a claim has been filed for breach thereof), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (k) all obligations contingent or otherwise, of such Person with respect to any Hedging Agreements (calculated on a mark-to-market basis as of the reporting date). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indebtedness shall be calculated on a consolidated basis in accordance with GAAP, and including (without duplication) Borrower's Equity Percentage of Indebtedness for non-wholly owned subsidiaries.
5.    The following new definitions are hereby inserted in Article I of the Credit Agreement in appropriate alphabetical order:
“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.”
“Beneficial Ownership Regulation” shall mean 31 C.F.R. §1010.230.”
“2018 Preferred Documents” means, collectively, (each dated, as applicable on or about August 8, 2018): (a) the Parent’s Fourth Articles of Amendment and Restatement, (b) the Parent’s Articles Supplementary Establishing and Fixing the Rights and Preferences of Series A Cumulative Perpetual Preferred Stock, (c) Series A Cumulative Perpetual Preferred Stock Purchase Agreement entered into between the Parent and the 2018 Preferred Holder
“2018 Preferred Holder” means SHBNPP Global Professional Investment Type Private Real Estate Trust No. 13(H), a real estate investment trust established under the laws of the Republic of Korea (acting through Kookmin Bank as trustee of SHBNPP Global Professional Investment Type Private Real Estate Trust No. 13(H) and its successors and assigns.
6.    Clause 5.02(b) set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
(b)    Tangible Net Worth shall not be less than (i) $1,240,246,341, plus (ii) (A) seventy-five percent (75%) of the net proceeds (gross proceeds less reasonable and customary costs of sale and issuance paid to Persons not Affiliates of any Credit Party) received by the Parent or the Borrower at any time from the issuance of stock (whether common, preferred or otherwise) of the Parent or the Borrower after July 20, 2015, plus (B) seventy-five percent (75%) of the amount of operating partnership units of the Parent issued in connection with the contribution of any real estate or other assets of the Parent after July 20, 2015, less (C) any amounts paid for the redemption or retirement of or any accrued return on the preferred equity issued under the Starwood Documents or the 2018 Preferred Documents;

7.    Clauses 5.15(e) and (f) set forth in the Credit Agreement are hereby deleted in their entirety and shall be replaced by the following:
(e) prior to a listing of the Series A Preferred Stock (as defined in the 2018 Preferred Documents) except as contemplated in the 2018 Preferred Documents, not permit the Series A Preferred Stock to be transferred, and the OP and the Parent will not consent to any transfer of the Series A Preferred Stock, as the case may be, to any entity unless the Lenders have satisfactorily obtained all required “know your customer” and other information regarding such transferee as the Lenders may reasonably request (provided that, if the 2018 Preferred Holder is a trust, the transfer of underlying beneficial interests in such Trust shall not be deemed a transfer of the Series A Preferred Stock);
(f) not enter into, nor permit the Parent, the OP nor any Affiliate thereof to enter into any amendment of the 2018 Preferred Documents (including to increase the amount of the preferred equity issued thereunder) or of any constituent document of any Credit Party or UAP Property Owner in a manner which would be materially adverse to the Lenders without the prior written approval of the Required Lenders; and
8.    A new Section 5.19 is hereby added to the Credit Agreement as follows
“Beneficial Ownership Certification/Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.”
9.    Section 6.07 set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
The Parent will not (a) own any Property other than the ownership interests of Borrower and other assets with no more than $10,000,000.00 in value; (b) give or allow any Lien on the ownership interests of Borrower provided that nothing contained in the 2018 Preferred Documents shall be deemed to constitute a violation of this Section 6.07(b); (c) create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, contingently or otherwise, or become or remain liable with respect to any Indebtedness if the aggregate of such Indebtedness would violate Section 5.02 or (d) engage to any material extent in any business other than the ownership, development, operation and management of office, industrial, warehouse, distribution or educational (or mixed uses thereof) properties leased to third parties under triple net or absolute leases.
10.    The last paragraph of Article VII is hereby deleted in its entirety.
11.    Section 9.16 set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following

9.16. Preferred Equity.
The Lenders hereby acknowledge the execution by the Parent and the OP of the various 2018 Preferred Documents and acknowledge that the execution of the 2018 Preferred Documents, and the Series A Preferred Stock (as defined in the 2018 Preferred Documents) and the acceptance of the preferred equity investment in the Parent evidenced by the 2018 Preferred Documents does not violate any term or condition of this Agreement or constitute an Event of Default hereunder. The foregoing confirmation shall not be deemed to (a) waive all future compliance and/or performance by the Borrower and the Guarantor of all and singular the terms and conditions of the Credit Agreement and each other Loan Document including any Change in Control as a result of a breach of clause (d) of the definition thereof, or (b) waive or limit in any way any of the powers, rights and remedies of the Administrative Agent and the Lenders under the Loan Documents as a result of any Default or Event of Default occurring on or after the date hereof.
12.    Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

(d)    The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects.
(e)    To the best of Borrower’s knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof.
13.    Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment. It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.
14.    This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
15.    This Amendment shall constitute a Loan Document for all purposes.

16.    For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Facsimile signatures shall have the same legal effect as originals.
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IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment under seal as of the date first written above.

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

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KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:    /s/ Christopher T. Neil
Name:    Christopher T. Neil
Title:    Vice President

BANK OF AMERICA, N.A.

By: /s/ Dennis Kwan
Name: Dennis Kwan
Title: Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By: /s/ John Kang
Name: John Kang
Title: Officer

SUNTRUST BANK

By: /s/ Ryan C. Almond
Name: Ryan C. Almond
Title: Director l Group Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Kevin A. Stacker
Title: Senior Vice President

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BMO HARRIS BANK N.A.

By: /s/ Michael Kauffman
Name: Michael Kauffman
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By:
Name: Ian Hunter
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name: Elizabeth R. Johnson
Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Michael F. Diemer
Name: Michael F. Diemer
Title: Vice President

GOLDMAN SACHS BANK USA

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

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CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

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GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Third Amendment to Amended and Restated Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated July 20, 2015, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.
GUARANTOR:
GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.,
a Maryland corporation
By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (RENTON) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (IRVINE ARMSTRONG) INVESTORS, LLC
THE GC NET LEASE (JOLIET) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX NORTHGATE) INVESTORS, LLC
THE GC NET LEASE (EL SEGUNDO GRAND) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC
THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC

    By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

By:    GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a
Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

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THE GC NET LEASE (MASON DUKE) INVESTORS, LLC
THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC
THE GC NET LEASE (DUBLIN) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC
THE GC NET LEASE (WAYNE) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (OLATHE) INVESTORS, LLC
THE GC NET LEASE (PARSIPPANY) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS LACKLAND) INVESTORS, LLC
THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (SAN CARLOS) INVESTORS, LLC
THE GC NET LEASE (LONE TREE) INVESTORS, LLC
THE GC NET LEASE (EARTH CITY) INVESTORS, LLC
THE GC NET LEASE (MASON I) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
THE GC NET LEASE (FRISCO) INVESTORS, LLC
PLAINFIELD PARTNERS, LLC

By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

By:    GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a
Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

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THE GC NET LEASE (HERNDON) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY I) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY II) INVESTORS, LLC
THE GC NET LEASE (DEERFIELD) INVESTORS, LLC
THE GC NET LEASE (LISLE) INVESTORS, LLC
THE GC NET LEASE (DENVER) INVESTORS, LLC
THE GC NET LEASE (COLUMBUS) INVESTORS, LLC
THE GC NET LEASE (MIRAMAR) INVESTORS, LLC

By:    SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company, its Sole Member

By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a
Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

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THE GC NET LEASE (COLUMBIA) INVESTORS, LLC, a Delaware limited liability company

By: THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company, its Sole Member

By:     FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability
company, its Sole Member

By: SOR OPERATING PARTNERSHIP, LLC a
Delaware limited liability company, its Sole Member

By: GRIFFIN CAPITAL ESSENTIAL ASSET
OPERATING PARTNERSHIP, L.P., a Delaware limited
partnership, its Sole Member

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT,
INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

THE GC NET LEASE (CHARLOTTE – NORTH FALLS) INVESTORS, L.P., a Delaware limited partnership

By: The GC Net Lease (Charlotte – North Falls) GP, LLC, a Delaware limited liability company, its General Partner

By: Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership, its Sole Member

By: Griffin Capital Essential Asset REIT, Inc., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
         Name:    Javier F. Bitar
        Title:     Chief Financial Officer and Treasurer

2338389.8

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